Prospectus and Statement of Additional Information Supplement -- Aug. 1, 2005*

Product Name                                                              Prospectus Form #       SAI Form #             Date
IDS Life of New York Variable Universal Life IV/
IDS Life of New York Variable Universal Life IV - Estate Series              S-6419 E              S-6337 C             4/29/05

IDS Life of New York Succession Select Variable Life Insurance               S-6203 E              S-6337 C             4/29/05

IDS Life of New York Variable Universal Life III                             S-6211 G              S-6337 C             4/29/05

IDS Life of New York Variable Universal Life Insurance                       S-6171 AG             S-6337 C             4/29/05

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors unit. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express.

On Aug. 1, 2005, several of the companies offering the products and services of the American Express Financial Advisors division changed their names in anticipation of their separation from American Express. American Express Financial Corporation changed its name to Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is the parent company of the Ameriprise Financial family of companies, including IDS Life Insurance Company. IDS Life Insurance Company is the parent company of IDS Life Insurance Company of New York which issues the variable life insurance policy(ies) described in the prospectus. In addition, Ameriprise Financial currently provides investment management services for American Express(R) Variable Portfolio Funds.

American Express Financial Advisors Inc., which is currently the distributor of the variable life insurance policy(ies) described in the prospectus, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express. Ameriprise Financial and American Express Company will be independent companies, with separate public ownership, boards of directors and management.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand. The RiverSource brand will be used for certain subsidiaries of Ameriprise Financial that provide services in connection with your variable life insurance policy(ies). The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to policy holders.

S-6419-6 A (8/05)

* Destroy May 1, 2006